THE AUSTRIA FUND


Semi-Annual Report
February 28,1997



LETTER TO SHAREHOLDERS                                         THE AUSTRIA FUND
_______________________________________________________________________________

April 1, 1997

Dear Shareholder:

We are pleased to provide you with an update of your Fund's performance and market activity for the period ended February 28, 1997.

INVESTMENT RESULTS
As you can see by the table below, for the six month period ending February 28, 1997, The Austria Fund returned 4.67% as measured by U.S. dollar net asset value. This compares with a -3.50% return for the Fund's benchmark, the Credit Aktien Index. Your Fund also performed better than its benchmark for the twelve month period.

INVESTMENT RESULTS*
Period Ended February 28, 1997
                                      TOTAL RETURN
                                6 MONTHS      12 MONTHS
                               ---------      ---------
THE AUSTRIA FUND                  4.67%          8.34%
CREDIT AKTIEN INDEX              -3.50%         -7.10%


* The Fund's investment results are cumulative total returns for the period and are based on the net asset value as of February 28, 1997. All fees and expenses related to the operation of the Fund have been deducted. Returns for the Fund include the reinvestment of any distributions paid during the period. The index is unmanaged and reflects no fees or expenses.

ECONOMIC OVERVIEW
In 1996, the Austrian government raised taxes to reduce the country's budget deficit in order to achieve Maastricht compliance. This, among other factors, contributed to a relatively lack-luster year. Prospects for the Austrian stock market in 1997 appear far more promising as can be seen by recent developments.

Overall, Austria, unlike Germany, should easily achieve the convergence targets for compliance with Maastricht by the end of 1997, particularly as tax collection revenues have been slightly higher than original estimations. Consequently, we anticipate a more benign fiscal and monetary environment in 1998 which, we believe, will be increasingly reflected in equity market prices. Coupled with the ending of fiscal tightening, we also look forward to a significant jump in corporate earnings in 1998 as companies are again allowed to utilize tax-loss carry forwards which were suspended for 1996 and 1997. While profit growth should remain below 10% in 1997, we expect gains of between 15% and 20% in 1998-well ahead of the forecasted European average.

The 1997 forecast for Austria's Gross Domestic Product (GDP) is positive. Following estimated growth of around 0.8% in 1996, expectations are for an increase to 1.2% in 1997 with exports providing the major impetus for recovery. It seems probable to us that these forecasts can be exceeded, particularly in view of the recent weakness of the Austrian schilling against the U.S. dollar. Despite this mild currency weakness, prospects for inflation remain very positive with consumer prices expected to rise by less than 2% over the course of this year.

Recently, the chancellor's position was handed over to former finance minister, Viktor Klima. This bodes well for the future as Mr. Klima seems to understand the necessity of providing a financial climate which encourages investment and competition. This view is particularly important considering the jolt to investor confidence which resulted from the poorly managed privatization of Creditanstalt.

Despite these positive signs, certain structural problems still remain. As we mentioned in our last letter, the continued lack of interest shown by Austrian domestic investors in their own stock market remains a concern. Austrian residents' participation in the Vienna Bourse remains low. We still believe that a more proactive fiscal policy by the government would be appropriate. Giving incentives to people who invest long-term savings in the stock market would be beneficial for a number of reasons. It would put the responsibility of retirement savings in the hands of individuals rather than the state, provide a solid domestic base for providing risk capital for entrepreneurs, and reduce the volatility of the equity market which remains at the mercy of fickle foreign capital flows.

We would also like to see a change in the law which would allow companies to buy back and cancel their own shares. Today, many Austrian corporations hold excess cash because paying out dividends is not tax efficient. However, this results in diminished return on equity and could potentially contribute to poor company performance. Allowing companies to buy back their own shares could provide a substantial impetus to stock prices.


1



                                                               THE AUSTRIA FUND
_______________________________________________________________________________

PORTFOLIO STRATEGY
Overall, we think Austria offers both growth and value. Price to cash earnings ratios are below the mean level for the area and earnings per share should grow more rapidly than the European average. Consequently, we currently maintain a broadly fully invested position with cash reserves representing only around 2.5% of the portfolio. We also maintain a hedge of around 16% of the portfolio back into the U.S. dollar, as we think the U.S. dollar remains undervalued in an international context.

Our emphasis remains on "growth" stocks which display less vulnerability to the economic cycle, although we expect our next significant portfolio move will be towards increasing the economic sensitivity of the portfolio. To this end, we have recently added Radex, the supplier of refractory products and building materials, to the portfolio. We have also moved our position in Creditanstalt out of the ordinary shares and into the non-voting preference on the basis that the former had become overvalued as a result of bid speculation.

Thank you for your continued interest and participation in The Austria Fund. We look forward to reporting to you again on developments in the Austrian market and your Fund's investment results in coming periods.

Sincerely,


Dave H. Williams
Chairman


Mark H. Breedon
Vice President


2



TEN LARGEST HOLDINGS
FEBRUARY 28, 1997 (UNAUDITED)                                  THE AUSTRIA FUND
_______________________________________________________________________________

COMPANY                                   U.S. $ VALUE    PERCENT OF NET ASSETS
-------------------------------------------------------------------------------
OEMV AG                                    $15,442,097             11.4%
VA Technologie AG                           15,240,197             11.3
EVN                                         13,171,297              9.7
Oest El Wirtsch A Verbundgslschft            7,266,374              5.4
Mayer-Melnhof Karton AG                      7,191,182              5.3
Flughafen Wien AG                            6,824,656              5.0
Austria Mikro Systeme International AG       5,947,082              4.4
Scala/Overseas ECE, Ltd.                     4,925,642              3.6
Creditanstalt-Bankverein                     4,733,109              3.5
BauMax Vertiebs AG (preferred)               4,196,478              3.1
                                           $84,938,114             62.7%


3


PORTFOLIO OF INVESTMENTS
FEBRUARY 28, 1997 (UNAUDITED)                                  THE AUSTRIA FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------
COMMON, PREFERRED STOCKS AND OTHER
  INVESTMENTS-96.9%
COMMON STOCKS-91.5%
CAPITAL GOODS-27.6%
ENGINEERING & CONSTRUCTION-17.6%
Bau Holdings AG                                  74,480      $ 4,088,784
Strabag Oesterreich AG                           15,456          899,253
VA Technologie AG (a)                           101,000       15,240,197
Weinerberger Baustoff Industrie AG               20,000        3,632,345
                                                             ------------
                                                              23,860,579

MACHINERY-2.3%
Steyr Daimler Puch Aktiengesells (b)            180,000        3,182,722

PAPER & FOREST PRODUCTS-5.3%
Mayer-Melnhof Karton AG (b)                     140,472        7,191,182

STEEL-2.4%
Boehler Uddeholm AG                              18,500        1,278,078
Voest-Alpine Stahl AG                            49,500        1,963,266
                                                             ------------
                                                               3,241,344
                                                             ------------
                                                              37,475,827

BASIC INDUSTRIES-19.4%
ENERGY-11.4%
OEMV AG (a)                                     131,000       15,442,097

TECHNOLOGY-8.0%
Austria Mikro Systeme International AG           63,233        5,947,082
Scala/Overseas ECE, Ltd. (b) (c)                 30,000        4,925,642
                                                             ------------
                                                              10,872,724
                                                             ------------
                                                              26,314,821

UTILITIES-16.7%
Burgenland Holdings AG                           60,000        2,142,023
EVN (a)                                          89,440       13,171,297
Oest El Wirtsch A Verbundgslschft (a)           100,000        7,266,374
                                                             ------------
                                                              22,579,694

CONSUMER PRODUCTS & SERVICES-16.4%
AIRLINES-5.8%
Austrian Airlines Oesterreichische
  Luftverkehrs AG (b)                             7,000        1,043,226
Flughafen Wien AG                               136,225        6,824,656
                                                             ------------
                                                               7,867,882

FOOD & BEVERAGES-5.4%
Brau-Union Goess-Reininghaus
  Osterreichische Brau AG                        60,000        3,384,800
Oesterreichische Brau-Beteillgungs AG (a)        53,568        3,292,572
Royal Tokaj Wine Co., Ltd. (b) (c) (d)          275,254          605,362
                                                             ------------
                                                               7,282,734

HEALTHCARE-0.8%
Semperit Holdings AG                             20,000        1,094,587

POLLUTION CONTROL-1.5%
BWT AG                                           20,000        2,096,555

RETAIL-2.9%
Inku AG                                          15,000          301,853
KTM Motorradholding AG (b)                       30,000        1,851,536
Wolford AG                                       15,000        1,777,020
                                                             ------------
                                                               3,930,409
                                                             ------------
                                                              22,272,167


4



                                                               THE AUSTRIA FUND
_______________________________________________________________________________

COMPANY                                          SHARES     U.S. $ VALUE
-------------------------------------------------------------------------

FINANCIAL SERVICES-10.1%
BANKING-5.1%
Bank Austria AG new (b)                           8,145         $552,070
Bank Fuer Oberoesterreich und Salzburg           30,000        1,692,400
Creditanstalt-Bankverein                        123,573        4,733,109
                                                             ------------
                                                               6,977,579

INSURANCE-5.0%
Erste Allegemeine Generali AG (a)                10,055        2,793,849
Wiene Staedtische Allgemeine Ver                 47,000        3,897,993
                                                             ------------
                                                               6,691,842

                                                             ------------
                                                              13,669,421

OTHER INVESTMENTS-1.3%
East Europe Development Fund,
  Ltd. (b) (c) (e)                               40,000        1,400,000
First Hungary Fund, Ltd. (c) (e)                    455          386,755
                                                             ------------
                                                               1,786,755

Total Common Stocks and Other Investments
  (cost $110,604,451)                                        124,098,685



                                              SHARES OR
                                              PRINCIPAL
                                                AMOUNT
COMPANY                                          (000)      U.S. $ VALUE
-------------------------------------------------------------------------

PREFERRED STOCKS-5.4%
CONSUMER PRODUCTS & SERVICES-3.4%
FOOD & BEVERAGES-0.3%
Agrana Beteiligungs AG                           13,900      $   353,451
RETAIL-3.1%
BauMax Vertiebs AG (a)                          140,000        4,196,478
                                                             ------------
                                                               4,549,929

FINANCIAL SERVICES-2.0%
BANKING-1.6%
Bank Austria AG                                  63,230        2,220,068

INSURANCE-0.4%
Erste Allegemeine Generali                        4,507          469,423
                                                             ------------
                                                               2,689,491

Total Preferred Stocks (cost $8,830,672)                       7,239,420

TIME DEPOSIT-1.4%
Sumitomo Bank 5.44%, 03/03/97
  (cost $1,900,000)                              $1,900        1,900,000

TOTAL INVESTMENTS-98.3%
  (cost $121,335,123)                                        133,238,105
Other assets less liabilities-1.7%                             2,325,545

NET ASSETS-100%                                             $135,563,650


(a) Securities, or portion thereof, with an aggregate market value of $36,706,466 have been segregated to collateralize forward exchange currency contracts.

(b)  Non-income producing security.

(c)  Restricted and illiquid security, valued at fair value. (See Notes A & E).

(d)  British Pound denominated security.

(e)  U.S. Dollar denominated security.

    See notes to financial statements.


5



STATEMENT OF ASSETS AND LIABILITIES
FEBRUARY 28, 1997 (UNAUDITED)                                  THE AUSTRIA FUND
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $121,335,123)         $133,238,105
  Foreign cash, at value (cost $3,604,707)                           3,603,832
  Cash                                                                  96,635
  Receivable for investment securities sold                          1,899,751
  Unrealized appreciation of forward exchange currency contract        198,737
  Foreign taxes receivable                                              28,687
  Prepaid expenses and other assets                                     28,074
  Interest receivable                                                   15,684
  Total assets                                                     139,109,505

LIABILITIES
  Payable for investment securities purchased                        3,218,317
  Advisory fee payable                                                  96,766
  Sub-advisory fee payable                                              21,203
  Accrued expenses and other liabilities                               209,569
  Total liabilities                                                  3,545,855

NET ASSETS                                                        $135,563,650

COMPOSITION OF NET ASSETS
  Capital stock, at par                                           $    117,030
  Additional paid-in capital                                       124,326,458
  Accumulated net investment loss                                   (2,950,310)
  Accumulated net realized gain on investments and foreign
    currency transactions                                            1,972,195
  Net unrealized appreciation of investments and foreign
    currency denominated assets and liabilities                     12,098,277
                                                                  $135,563,650

NET ASSET VALUE PER SHARE (based on 11,703,031 shares outstanding)      $11.58


See notes to financial statements.


6



STATEMENT OF OPERATIONS
SIX MONTHS ENDED FEBRUARY 28, 1997 (UNAUDITED)                 THE AUSTRIA FUND
_______________________________________________________________________________

INVESTMENT INCOME
  Dividends (net of foreign taxes withheld of $38,491)   $269,382
  Interest                                                 86,651   $  356,033

EXPENSES
  Advisory fee                                            612,944
  Sub-advisory fee                                        130,699
  Custodian                                               162,813
  Directors' fees and expenses                             95,050
  Audit and legal                                          53,609
  Transfer agency                                          28,066
  Registration fee                                         19,474
  Printing                                                 16,612
  Miscellaneous                                             7,250
  Total expenses                                                     1,126,517
  Net investment loss                                                 (770,484)

REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS
  Net realized gain on investment transactions                       3,686,347
  Net realized gain on foreign currency transactions                 2,618,198
  Net change in unrealized appreciation of:
    Investments                                                         48,096
    Foreign currency denominated assets and liabilities                169,655
  Net gain on investments and foreign currency transactions          6,522,296

NET INCREASE IN NET ASSETS FROM OPERATIONS                          $5,751,812


See notes to financial statements.


7



STATEMENT OF CHANGES IN NET ASSETS                             The Austria Fund
_______________________________________________________________________________

                                                 SIX MONTHS ENDED   YEAR ENDED
                                                   FEB. 28,1997     AUGUST 31,
                                                    (UNAUDITED)        1996
                                                   -------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment loss                              $   (770,484)  $   (193,831)
  Net realized gain on investments and foreign
    currency transactions                             6,304,545     12,773,242
  Net change in unrealized appreciation of
    investments and foreign currency denominated
    assets and liabilities                              217,751      1,817,611
  Net increase in net assets from operations          5,751,812     14,397,022

DIVIDENDS TO SHAREHOLDERS FROM:
  Dividends in excess of net investment income       (1,521,394)            -0-
  Total increase                                      4,230,418     14,397,022

NET ASSETS
  Beginning of year                                 131,333,232    116,936,210
  End of period                                    $135,563,650   $131,333,232


See notes to financial statements.


8



NOTES TO FINANCIAL STATEMENTS
FEBRUARY 28, 1997 (UNAUDITED)                                  THE AUSTRIA FUND
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
The Austria Fund (the "Fund"), was incorporated in the State of Maryland on December 5, 1988 as a non-diversified, closed-end management investment company. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Investments are stated at value. All investments for which market quotations are readily available are valued at the closing price on the primary exchange on which they are traded on the day of valuation or, if no such closing price is available at the last bid price quoted on such day. Securities for which current market quotations are not readily available and restricted securities are valued in good faith at fair value using methods determined by the Board of Directors. In determining fair value, consideration is given to cost, operating and other financial data. Short-term debt securities that mature in 60 days or less are valued at amortized cost, which approximates market value, unless this method does not represent fair value.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the mean of the quoted bid and asked price of the respective currency against the U.S. dollar on the valuation date. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when earned or accrued.

Net realized gain on foreign currency transactions represents net foreign exchange gains and losses from the holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, gains or losses arising from the closing of forward exchange currency contracts and the difference between the amounts of dividends, interest and foreign taxes receivable recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation of investments and foreign currency denominated assets and liabilities. The Fund does not isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year.

The exchange rate for the Austrian Schilling at February 28, 1997 was ATS 11.88 to U.S. $1.00.

3. TAXES
It is the Fund's policy to meet the requirements of the U.S. Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if applicable, to shareholders. Therefore, no provision for U.S. income or excise taxes is required. Withholding taxes on foreign interest and dividends have been provided for in accordance with the applicable tax requirements.

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Realized and unrealized gains and losses from investment and currency transactions are calculated on the identified cost basis. The Fund accretes discounts on short-term securities as adjustments to interest income.

5. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with tax regulations, which may differ from generally accepted accounting principals.


9



NOTES TO FINANCIAL STATEMENTS (CONTINUED)                      THE AUSTRIA FUND
_______________________________________________________________________________

NOTE B: MANAGEMENT FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an Investment Management and Administration Agreement, the Fund pays Alliance Capital Management, L.P., (the "Investment Manager") a fee, calculated weekly and paid monthly, at an annual rate of 1% of the Fund's average weekly net assets up to $50 million and .90 of 1% of the Fund's average weekly net assets in excess of $50 million.

Under the terms of a Shareholder Inquiry Agency Agreement with Alliance Fund Services, Inc. ("AFS"), an affiliate of the Investment Manager, the Fund reimburses AFS for costs relating to servicing phone inquiries for the Fund. The Fund reimbursed AFS $780 during the six months ended February 28, 1997.

Under the sub-advisory agreement, the Fund will pay BAI Fondaberatung Ges.m.b.H. (the "Sub-Advisor") a fee, calculated weekly and paid monthly, at an annual rate of .20 of 1% of the Fund's average weekly net assets.

GiroCredit, an affiliate of the Sub-Advisor serves as the Sub-Custodian of the Fund. During the six months ended February 28, 1997, the Fund earned interest of $63,546 on Austrian schillings deposited with the Sub-Custodian. Brokerage commissions paid on securities transactions for the six months ended February 28, 1997 amounted to $48,778, of which none was paid to affiliated broker dealers.


NOTE C: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term and U.S. government securities) aggregated $18,712,664 and $16,857,477 respectively, for the six months ended February 28, 1997. There were no purchases or sales of U.S. government or government agency obligations for the six months ended February 28, 1997.

At February 28, 1997, the cost of securities for federal income tax purposes was the same as the cost for financial reporting purposes $121,335,123. Accordingly, gross unrealized appreciation of investments was $22,838,679 and gross unrealized depreciation of investments was $10,935,697 resulting in net unrealized appreciation of $11,902,982 (excluding foreign currency).

At August 31, 1996, the Fund had a capital loss carryforward of $3,696,307 which expires in the year 2002.

FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings and to hedge certain firm purchase and sale commitments denominated in foreign currencies. A forward exchange currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract is included in net realized gain or loss from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.
The Fund's custodian will place and maintain liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

At February 28, 1997, the Fund had an outstanding forward exchange currency contract as follows:


                               Contract    Value on     U.S. $
                                Amount   Origination    Current     Unrealized
                                 (000)       Date        Value     Appreciation
                               --------  -----------  -----------  ------------
FOREIGN CURRENCY SALE CONTRACT
Austrian Schillings
  expiring 3/27/97              253,050  $21,534,887  $21,336,150    $198,737


10



                                                               THE AUSTRIA FUND
_______________________________________________________________________________

NOTE D: CAPITAL STOCK
There are 100,000,000 shares of $.01 par value common stock authorized of which 11,703,031 shares were outstanding at February 28, 1997.


NOTE E: RESTRICTED SECURITIES
                                          DATE ACQUIRED        U.S. $ COST
                                        ---------------        ------------
East Europe Development Fund, Ltd.          1/07/91             $  400,000
First Hungary Fund, Ltd.                   10/20/89                455,000
Royal Tokaj Wine Company, Ltd.              7/28/94                437,655
Scala/Overseas Ece. Ltd.                6/29/95-3/27/96          1,021,164


The securities shown above are restricted and illiquid and have been valued at fair value in accordance with the procedures described in Note A.
The value of these securities at February 28, 1997 was $7,317,759, representing 5.4% of total net assets.


11



FINANCIAL HIGHLIGHTS                                           THE AUSTRIA FUND
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD


                                              Six Months
                                                Ended
                                             February 28,                     Year Ended August 31,
                                                 1997      --------------------------------------------------------------
                                             (unaudited)     1996         1995         1994         1993         1992
                                            -------------  -----------  -----------  -----------  -----------  ----------
Net asset value, beginning of period          $11.22          $9.99       $11.03       $ 9.62        $8.89       $10.89

Income From Investment Operations
Net investment income (loss)                    (.07)          (.02)          -0-        (.05)         .01          .01
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                   .56           1.25         (.11)        1.55          .74        (1.87)
Net increase (decrease) in net asset
  value from operations                          .49           1.23         (.11)        1.50          .75        (1.86)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income              -0-            -0-        (.02)        (.01)        (.01)          -0-
Dividends in excess of net investment
  income                                        (.13)            -0-          -0-        (.06)          -0-          -0-
Distributions from net realized gains on
  investments and foreign currency
  transactions                                    -0-            -0-          -0-        (.02)        (.01)        (.14)
Total dividends and distributions               (.13)            -0-        (.02)        (.09)        (.02)        (.14)

CAPITAL SHARE TRANSACTIONS
Dilutive effect of rights offering                -0-            -0-        (.86)          -0-          -0-          -0-
Offering costs charged to additional
  paid-in capital                                 -0-            -0-        (.05)          -0-          -0-          -0-
Total capital share transactions                  -0-            -0-        (.91)          -0-          -0-          -0-
Net asset value, end of period                $11.58         $11.22       $ 9.99       $11.03        $9.62       $ 8.89
Market value, end of period                   $9.125          $8.50        $8.25       $10.88       $10.13        $7.75

TOTAL RETURN(a)
Total investment return based on:
  Market value                                  8.87%          3.03%      (21.51)%       8.37%       30.96%      (17.16)%
  Net asset value                               4.67%         12.31%       (9.15)%      15.69%        8.47%      (17.11)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $135,564       $131,333     $116,936      $91,121      $79,464      $73,418
Ratio of expenses to average net assets         1.72%(b)       1.83%        1.71%        1.87%        2.13%        1.92%
Ratio of net investment income (loss)
  to average net assets                        (1.18)%(b)      (.15)%        .02%        (.51)%        .09%         .09%
Portfolio turnover rate                           26%            39%          27%          36%          42%          56%
Average commission rate paid (c)              $.2453         $.1997            -            -            -            -


(a) Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods.

(b)  Annualized.

(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged. This amount includes commissions to foreign brokers which may materially affect the rate shown. Amounts paid in foreign currencies have been converted into U.S. dollars using the prevailing exchange rate on the date of the transaction.


12



ADDITIONAL INFORMATION                                         THE AUSTRIA FUND
_______________________________________________________________________________

SUPPLEMENTAL PROXY INFORMATION
The Annual Meeting of Shareholders of The Austria Fund was held on December 17, 1996. The description of each proposal and number of shares are as follows:


                                                     SHARES     SHARES VOTED
                                                   VOTED FOR  WITHOUT AUTHORITY
-------------------------------------------------------------------------------
1. To elect directors: Class Three Directors
                       (term expires 1999)
                       John D. Carifa              7,938,920        112,352
                       Dr. Hans Haumer             7,937,990        113,283
                       Reba H. Williams            7,940,319        110,954


                                       SHARES VOTED  SHARES VOTED  SHARES VOTED
                                            FOR         AGAINST       ABSTAIN
-------------------------------------------------------------------------------
2. To ratify the selection of Price
Waterhouse LLP as the Fund's
independent auditors for the Fund's
fiscal year ending August 31, 1997:      7,957,191       77,299        16,783


13



                                                               THE AUSTRIA FUND
_______________________________________________________________________________

BOARD OF DIRECTORS
Dave H. Williams, Chairman and President
John D. Carifa
William H. M. de Gelsey (1)
Dr. Hans Haumer (1)
Dipl. Ing. Hellmut Longin (1)
Dipl. Ing. Peter Mitterbauer (1)
Peter Nowak
Mag. Reinhard Ortner (1)
Dr. Maria Schaumayer (1)
Dr. Reba W. Williams
Dr. Walter Wolfsberger (1)

OFFICERS
Norman S. Bergel, Vice President
Mark H. Breedon, Vice President
Edmund P. Bergan, Jr., Secretary
Mark D. Gersten, Treasurer &Chief Financial Officer
Joseph J. Mantineo, Controller

CUSTODIAN
Brown Brothers Harriman &Co.
40 Water Street
Boston, MA 02109

LEGAL COUNSEL
Seward &Kissel
One Battery Park Plaza
New York, NY 10004

INDEPENDENT ACCOUNTANTS
Price Waterhouse LLP
1177 Avenue of Americas
New York, NY 10036-2798

DIVIDEND PAYING AGENT, TRANSFER AGENT AND REGISTRAR
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110


(1)  Member of the Audit Committee

     The financial information included is taken from the records of the Fund without audit by independent accountants who do not express an opinion thereon.

     Notice is hereby given in accordance with Section 23 (c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

     This report, including the financial statements herein, is transmitted to the shareholders of The Austria Fund for their information. This is not a prospectus, circular or representation intended for use in the purchases of shares of the Fund or any securities mentioned in this report.


14



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THE AUSTRIA FUND
Summary of General Information
Investment Objective and Policies
The investment objective of the Fund is to seek long-term capital appreciation through investment primarily in the equity securities of Austrian companies.

SHAREHOLDER INFORMATION
Daily market prices for the Fund's shares are published in the New York Stock Exchange Composite Transaction section of newspapers under the designation AustriaFd. The Fund's NYSE trading symbol is "OST". Weekly comparative net asset value (NAV) and market price information about the Fund is published each Monday in The Wall Street Journal, each Sunday in The New York Times and each Saturday in Barron's and other newspapers in a table called "Closed-End Funds". Additional information about the Fund is available by calling 1-800-221-5672.

DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN
A Dividend Reinvestment Plan is available to shareholders in the Fund, which provides automatic reinvestment of dividends and capital gain distributions in additional Fund shares. The Plan also allows you to make optional cash investments in Fund shares through the Plan Agent. A brochure describing the Plan is available from the Plan Agent, State Street Bank and Trust Company, by calling 1-800-219-4218.

If you wish to participate in the Plan and your shares are held in your name, simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan.



The Austria Fund
1345 Avenue of the Americas
New York, New York 10105

AllianceCapital

R These registered service marks used under license from the owner, Alliance Capital Management L.P.

AUSSR